                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) July 27, 1998





                 ASSOCIATES CORPORATION OF NORTH AMERICA
          (Exact name of registrant as specified in its charter)




            DELAWARE
(State or other jurisdiction of incorporation)

(Commission File Number)        1-6154
(I.R.S. Employer
Identification Number)          74-1494554





250 E. Carpenter Freeway, Irving, Texas                          75062-2729
(Address of principal executive offices)                         (Zip Code)





Registrant's telephone number, including area code (972) 652-4000

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

    The following exhibits 4.1 and 4.2, relate to the Registrant's Registration Statement No.333-39273 on Form S-3 with respect to which the Registrant commenced an offering on July 27, 1998 of $300,000,000 principal amount of 5 7/8% Senior Notes due July 15, 2002 (the "2002 Notes") and $500,000,000 principal amount of 6% Senior Notes due July 15, 2005
(the "2005 Notes"):

     4.1 -    Specimen Form of 2002 Note
     4.2 -    Specimen Form of 2005 Note


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSOCIATES CORPORATION OF
                                     NORTH AMERICA



                                     By: /s/ Marvin T. Runyon III
                                         ----------------------
                                         Marvin T. Runyon III
                                         Senior Vice President



Date: July 28, 1998
                             INDEX TO EXHIBITS



Exhibit
Number

  4.1 -    Specimen Form of 2002 Note
  4.2 -    Specimen Form of 2005 Note



/TEXT